Exhibit 20

WORLD OMNI FINANCIAL CORP.

WORLD OMNI MASTER OWNER TRUST

SERIES 2003-VFN-A, 2003-VFN-B and 2004-1 SUPPLEMENTS

CERTIFICATE DATE AS OF : November 15, 2004

POOL BALANCE:	Month of: October , 2004
Pool Balance, beginning of month	$458,985,150.65
Pool Balance, end of month	$451,505,087.04
Pool Balance, average	$456,194,799.07
Required Pool Balance, end of month	$451,505,087.04

COLLECTIONS & SERIES ALLOCATIONS	Month of: October , 2004
Series Allocable Principal Collections
Series 2003-VFN-A	$25,744,828.37
Series 2003-VFN-B	$9,843,610.85
Series 2004-1	$275,501,320.53

$311,089,759.75

Series Allocable Non-Principal Collections
Series 2003-VFN-A	$120,675.63
Series 2003-VFN-B	$46,140.69
Series 2004-1	$1,291,377.65

$1,458,193.97

Series Allocable Miscellaneous Payments
Series 2003-VFN-A	$—
Series 2003-VFN-B	$—
Series 2004-1	$—

$—

Investment Proceeds
Series 2003-VFN-A	$890.28
Series 2003-VFN-B	$345.77
Series 2004-1	$7,030.78

$8,266.83

CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD	Month of: October , 2004
2003-VFN-A	$0.00
2003-VFN-B	$0.00
Series 2004-1	$0.00

ALLOCATION PERCENTAGES FOR COLLECTION PERIOD	First day of: October , 2004
Series Allocation Percentages
Series 2003-VFN-A	8.28%
Series 2003-VFN-B	3.16%
Series 2004-1	88.56%

Floating Allocation Percentages
Series 2003-VFN-A	89.51%
Series 2003-VFN-B	89.51%
Series 2004-1	86.11%

Principal Allocation Percentages
Series 2003-VFN-A	0.00%
Series 2003-VFN-B	0.00%
Series 2004-1	0.00%

ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES	Month of: October , 2004
Series 2003-VFN-A
Series Allocable Principal Collections
Excess Certificateholder Collections:	$283,460.21
Noteholder Collections:	$23,044,431.42
Additional Noteholder Collections:	$2,416,936.73

$25,744,828.36
Series Allocable Non-Principal Collections
Excess Certificateholder Collections:	$1,328.68
Noteholder Collections:	$108,017.86
Additional Noteholder Collections:	$11,329.09

$120,675.63

Series 2003-VFN-B
Series Allocable Principal Collections
Excess Certificateholder Collections:	$108,381.84
Noteholder Collections:	$8,811,106.13
Additional Noteholder Collections:	$924,122.87

$9,843,610.84
Series Allocable Non-Principal Collections
Excess Certificateholder Collections:	$508.03
Noteholder Collections:	$41,300.95
Additional Noteholder Collections:	$4,331.71

$46,140.69

Series 2004-1
Series Allocable Principal Collections
Excess Certificateholder Collections:	$3,033,372.80
Noteholder Collections:	$237,222,088.25
Additional Noteholder Collections:	$35,245,859.48

$275,501,320.53

Series Allocable Non-Principal Collections
Excess Certificateholder Collections:	$14,218.55
Noteholder Collections:	$1,111,948.58
Additional Noteholder Collections:	$165,210.52

$1,291,377.65

MONTHLY DISTRIBUTIONS	Paid on: November 15, 2004
Principal Distributions to Investors
Series 2003-VFN-A	$—
Series 2003-VFN-B	$—
Series 2004-1	$—

Principal Distributions to Investors - $ per thousand
Series 2003-VFN-A	$0.00000000
Series 2003-VFN-B	$0.00000000
Series 2004-1	$0.00000000

Monthly Interest to Investors
Series 2003-VFN-A	$79,823.40
Series 2003-VFN-B	$30,312.00
Series 2004-1	$584,694.44

Monthly Interest to Investors - $ per thousand
Series 2003-VFN-A	$2.34774711
Series 2003-VFN-B	$2.33169233
Series 2004-1 Class A	$1.67055556

Rated Variable Funding Increased Cost Amounts
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00

Noteholder Monthly Servicing Fee
Series 2003-VFN-A	$28,333.33
Series 2003-VFN-B	$10,833.33
Series 2004-1	$291,666.67

Reserve Fund Deposit Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

MONTHLY DISTRIBUTIONS (Cont.)	Paid on: November 15, 2004
Investor Default Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Monthly Dilution Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Noteholder Charge-Off Reversal Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Carry-Over Amount
Series 2004-1	$0.00
Unrated Variable Funding Increased Cost Amounts
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00

Previously waived servicing fee
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Deposits to Principal Funding Account
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Collections Released to Cert. during Collection Period	$311,162,103.01

Excess Distributed to Cert. on Payment Date	$368,454.37

FUNDED AND INVESTED AMOUNTS:	Last day of: October , 2004
SERIES 2003-VFN-A SUPPLEMENT
Initial Funded Amount	$200,000,000.00
Incremental Funded Amounts (Cumulative)	$125,000,000.00
Principal Distributed to Investors (Cumulative)	$291,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)	$0.00

Funded Amount	$34,000,000.00
Series Excess Funding Amount	$261,145.78
Principal Funding Account Balance	$0.00

Invested Amount	$33,738,854.22

SERIES 2003-VFN-B SUPPLEMENT
Initial Funded Amount	$100,000,000.00
Incremental Funded Amounts (Cumulative)	$35,000,000.00
Principal Distributed to Investors (Cumulative)	$122,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)	$0.00

Funded Amount	$13,000,000.00
Series Excess Funding Amount	$99,849.86
Principal Funding Account Balance	$0.00

Invested Amount	$12,900,150.14

SERIES 2004-1 SUPPLEMENT
Initial Invested Amount	$350,000,000.00
Principal Distributed to Investors (Cumulative)	$0.00
Principal Funding Account Balance	$0.00
Unreimbursed Investor Charge Offs (Cumulative)	$0.00
Series Excess Funding Amount	$2,794,580.92

Invested Amount	$347,205,419.08

BALANCES AS OF PAYMENT DATE	As of: November 15, 2004
Series 2003-VFN-A
Reserve Fund Balance	$170,000.00
Reserve Fund Deficiency Amount	$0.00
Principal Funding Account Balance	$0.00
Outstanding Principal Balance	$34,000,000.00

Series 2003-VFN-B
Reserve Fund Balance	$65,000.00
Reserve Fund Deficiency Amount	$0.00
Principal Funding Account Balance	$0.00
Outstanding Principal Balance	$13,000,000.00

Series 2004-1
Reserve Fund Balance	$1,750,000.00
Reserve Fund Deficiency Amount	$0.00
Principal Funding Account Balance	$0.00
Outstanding Principal Balance, Class A	$350,000,000.00

TRUST INCREMENTAL SUBORDINATED AMOUNT To be used in the following month’s computations.	Last day of: October , 2004
Pool Total Components of Excess Receivables:
Used Vehicles	$30,228,662.86
Finance Hold Receivables (for Credit Reasons Only)	$0.00
Delayed Payment Program	$123,517.00

Pool Limits on Components of Excess Receivables:
Used Vehicles	$112,876,271.76
Finance Hold Receivables	$0.00
Delayed Payment Program	$9,030,101.74

Total Excess Receivables	$0.00

Overconcentration Amount	$9,078,476.14

Ineligible Amount	$0.00

Trust Incremental Subordinated Amount	$9,078,476.14

POOL SERIES SUBORDINATED AMOUNTS	As of: October 31, 2004
Series Incremental Subordinated Amount
Series 2003-VFN-A	$683,436.73
Series 2003-VFN-B	$261,314.05
Series 2004-1	$7,313,613.45

Required Subordinated Amount
Series 2003-VFN-A	$3,617,250.15
Series 2003-VFN-B	$1,383,066.23
Series 2004-1	$52,430,701.80

Available Subordinated Amount
Series 2003-VFN-A	$3,617,250.15
Series 2003-VFN-B	$1,383,066.23
Series 2004-1	$52,430,701.80

CHARGE OFFS	For Month of: October , 2004
Defaulted Receivables	$0.00

Investor/Noteholder Defaulted Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Deficiency Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Required Draw Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Investor/Noteholder Charge-Off’s
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)	As of: November 15, 2004
Interest Shortfalls as of Current Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Change in Interest Shortfalls from Previous Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Principal Shortfalls as of Current Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Change in Principal Shortfalls from Previous Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

INTEREST RATE FOR NEXT PAYMENT DATE	As of: November 15, 2004
Series 2003-VFN-A Estimated	2.3800000%
Series 2003-VFN-B Estimated	2.3700000%
Series 2004-1	2.1600000%

MONTHLY PAYMENT RATE %	Month of: October , 2004
MONTHLY PAYMENT RATE %	68.19%